SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Plainsboro Funds

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Plainsboro Funds

Plainsboro China Fund

8730 Stony Point Parkway, Suite 205,

Richmond, VA 23235

609.356.9922

Dear Shareholder:

Enclosed is a Notice, Proxy Statement and Proxy Card for a Special Meeting of Shareholders (the “Meeting”) of the Plainsboro China Fund (the “Fund”), a series portfolio of the Plainsboro Funds (the “Trust).  The Meeting is scheduled for May 16, 2014 and will be held at 1:00 p.m., Eastern Time at the offices of the Fund’s fund accounting and transfer agent, Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.  If you are a shareholder of record of the Fund as of the close of business on May 9, 2014, you are entitled to vote at the Meeting and any adjournment thereof.

Plainsboro Global Capital Inc. (“PGC”) has served as investment adviser to the Fund since the Fund’s inception in October 2011.  At the Meeting, shareholders will be asked to approve a new investment advisory agreement between PGC and the Trust on behalf of the Fund.  The new investment advisory agreement (“New Agreement”) has the same advisory fee as, and does not otherwise differ from, the prior investment advisory agreement (“Prior Agreement”).  You are being asked to approve the New Agreement because the Prior Agreement may have been deemed to have terminated as a result of the transaction described below.

Prior to May 7, 2014, PGC was 100% owned and controlled by Mr. Yang Xiang.  Pursuant to a transaction (the “Transaction”) occurring on May 7, 2014, Mr. Xiang sold his ownership interest in PGC to China Asset Management Holdings, LLC (“CAMH”).  As a result, the ownership structure of PGC changed so that Mr. Xiang no longer owns or controls PGC although he will remain a portfolio manager and President of the Fund until May 16, 2014.  The Transaction may be considered to have resulted in the assignment and termination of the Prior Agreement.  Section 15(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the automatic termination of an advisory contract when it is assigned.  Shareholders of the Fund are being asked to vote to approve the New Agreement so that the management of the Fund may continue without interruption.

At a special meeting held on May 6, 2014, the Board of Trustees of the Trust recommended that the New Agreement be submitted to shareholders of the Fund for approval.  At the same meeting, the Board of Trustees approved an interim agreement with PGC under its new ownership, which became effective immediately, under which it can provide advisory services for the Fund for up to 150 days between the termination of the Prior Agreement and shareholder approval of the New Agreement (the “Interim Agreement”).  At the same meeting the Board of Trustees also approved the New Agreement with PGC, subject to shareholder approval.  Compensation earned by PGC under the Interim Agreement will be held in an interest-bearing escrow account.  If the Fund’s shareholders approve the New Agreement before the 150 day term of the Interim Agreement expires, the compensation (plus interest) payable under the Interim Agreement will be paid to PGC, but if the New Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to PGC.

The Trust’s Board of Trustees is also seeking your vote for the election of four new Trustees to the Trust’s Board of Trustees.  None of the nominees currently serve as Trustees of the Trust.

I am writing to ask for your prompt vote for the approval the New Agreement.  The proposals have been carefully reviewed by the Board of Trustees of the Trust.  The Board of Trustees unanimously recommends that you vote FOR the proposals.

It is very important to receive your vote before May 16, 2014.  Voting is quick and easy. Everything you need to vote is enclosed.  Please mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. Alternatively, you may call the toll free number on your proxy card to vote by telephone. You should use the enclosed instructions to vote by telephone.  The proxy statement is available on-line at www.plainsborofunds.com.

I appreciate your participation and prompt attention to this matter.

Sincerely,

John Pasco III

  President of the Trust

Questions and Answers

While we encourage you to read the full text of the enclosed proxy statement, for your convenience here is a brief overview of the matters affecting the Fund that requires a shareholder vote.

Q.

WHY AM I BEING ASKED TO VOTE ON A NEW MANAGEMENT AGREEMENT FOR MY FUND?

A.

As discussed in more detail in the enclosed proxy statement, in a transaction that occurred on May 7, 2014, Plainsboro Global Capital Inc. (“PGC”), the investment adviser to the Fund, underwent a change in control and, as a result, changed the ownership structure of PGC.  This change in ownership structure of PGC may have been may have been deemed to terminate the current investment advisory agreement relating to the Plainsboro China Fund (the “Fund”).  In anticipation of this change in ownership structure, the Board of Trustees of the Trust, approved an interim agreement on May 6, 2014 with PGC allowing it to continue to provide investment advisory and other services to the Fund.  Also, on May 6, 2014, the Board of Trustees approved a new investment advisory agreement with PGC, subject to shareholder approval.  You are being asked to approve the new investment advisory agreement.  Under the new agreement PGC will provide the same services to the Fund on the same terms as under the prior agreement.  The advisory fees will remain unchanged.

Q.

HOW WILL THE TRANSACTION AFFECT ME AS A SHAREHOLDER?

A.

The transaction will not result in any changes to the organization or structure of the Fund other than the fact that Mr. Yang will no longer own and control PGC as described in this proxy statement. You will still own the same shares in same Fund.  If the new advisory agreement is approved, PGC will continue to serve as the Fund’s adviser albeit under its new ownership and none of the other service providers will change in connection with the transaction immediately.  It is contemplated, however, that the Fund’s fund accounting agent, transfer agent and administrator may change in the near future.

Q.

WILL THE PORTFOLIO MANAGER OF MY FUND CHANGE?

A.

Yes.  Mr. Yang Xiang, who has served as the portfolio manager since the Fund’s inception in October 2011 and who previously, along with his wife, was 100% owner of PGC will cease to serve as portfolio manager to the Fund as of May 16, 2014.  Mr. Lionel Jiang, CFA has been appointed as one of the portfolio manager effective May 6, 2014 and will be the sole portfolio manager after Mr. Xiang’s departure.

Q.

HOW WILL MY APPROVAL OF THIS PROPOSAL AFFECT THE MANAGEMENT AND OPERATION OF THE FUND?

A.

Although the Fund’s portfolio manager has changed, the Fund’s investment strategies will not change.  Approval of the proposal will avoid disruption of the Fund’s investment management.

Q.

HOW DOES THE NEW AGREEMENT DIFFER FROM THE PRIOR AGREEMENT?

A.

The agreements are the same.

Q.

WHO IS PAYING FOR THIS PROXY MAILING AND FOR THE OTHER EXPENSES AND SOLICITATION COSTS ASSOICATED WITH THIS SHAREHOLDER MEETING?

A.

China Asset Management Holdings, LLC, the new owners of PGC (and not the Fund’s shareholders) will pay the expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses.

Q.

WHO IS ELIGIBLE TO VOTE?

A.

Shareholders of record of the Fund as of the close of business on May 9, 2014 (the “Record Date”) are entitled to be present and to vote at the special meeting of shareholders or any adjournment thereof.  Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal presented at the meeting.

Q.

WHAT HAPPENS IF THE NEW AGREEMENT IS NOT APPROVED?

A.

On May 6, 2014, the Board approved the an interim management agreement under which PGC can provide investment advisory services to the Fund for up to 150 days between termination of the prior agreement and shareholder approval of the new agreement.  The Board approved the interim agreement to allow PGC to continue to provide advisory services for the 150 day period following the closing of the transaction.  If shareholders do not approve the new agreement, PGC will continue to provide advisory services to the Fund under the interim agreement until its term expires, and the Board will consider such further action as it deems necessary in the best interests of the shareholders of the Fund, which may include liquidating the Fund.

Q.

WHY ARE THE TRUSTEES OF THE TRUST CHANGING?

A.

You are also being asked to elect four new Trustees to the Trust.  When the Fund was initially launched, Mr. Xiang sought out two long-term local acquaintances in the local Chinese community to serve as the Independent Trustees to the Trust.  Once Mr. Xiang determined to sell his complete ownership interest in PGC and pursue another business venture, the two Trustees considered whether they would wish to remain on the Board of Trustees and determined that it would be appropriate to step down.  The Independent Trustees discussed and considered the objectives of the new owners of PGC, including the idea that at some point in the future PGC may seek to reorganize the Fund to become part of another mutual fund complex, utilize other services providers such as the Commonwealth Companies of Richmond, Virginia and that future meetings of the Fund may likely take place outside of the local New Jersey area.  Based on these considerations, the Independent Trustees determined that it would be appropriate to nominate the individuals described in this proxy statement

Q.

HAS THE BOARD OF TRUSTEES APPROVED THE PROPOSALS?

A.

Yes.  The Board of Trustees has unanimously approved the proposals and recommends that shareholders also vote to approve the proposals.

Q.

WHAT VOTE IS REQURIED?

A.

Approval of Proposal 1 requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Approval of Proposal 2 requires, when a quorum is present, the affirmative vote of a plurality of the voting power of the shares entitled to vote at the Meeting in person or by proxy.

Q.

WHOM DO I CALL IF I HAVE QUESTIONS?

A.

We will be happy to answer your questions about this proxy solicitation.  Please call 1-609.356.9922 between 8:30 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

It should be noted that the Adviser will solicit shareholders to seek a waiver of the notification of shareholder meeting provisions of the Trust’s Declaration of Trust and By-Laws.  If such waiver is obtained (a form of which is attached hereto as Appendix B) the meeting will be held on May 16, 2014.  If such waiver is not obtained, the meeting date will be held on May 26, 2014.

Plainsboro Funds

Plainsboro China Fund

8730 Stony Point Parkway, Suite 205,

Richmond, VA 23235 609.356.9922

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 16, 2014

Dear Shareholders:

The Board of Trustees of the Plainsboro Funds (the “Trust”) is holding a special meeting (the “Meeting”) of shareholders of the Plainsboro China Fund (the “Fund”), a series portfolio of the Trust, on Friday, May 16, 2014 at 1:00 p.m., Eastern Time.  The Meeting will be held at the offices of the Fund’s transfer agent and fund accounting agent, Mutual Shareholder Services, LLC at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

The Special Meeting is being held for the following purposes:

1.

To approve an investment advisory agreement with respect to the Fund between Plainsboro Global Capital Inc. and the Trust.

2.

To elect four Trustees to the Board of Trustees.

3.

To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Trust has fixed the close of business on May 9, 2014 as the record date for determining shareholders entitled to notice of and to vote at the Meeting.

Each share of the Fund is entitled to one vote and a proportionate fractional vote for each fractional share held.  You are cordially invited to attend the Meeting.  If you are unable to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid return envelope or by facsimile.  It is very important that you return your signed proxy card promptly so that a quorum may be ensured and the costs of further solicitations avoided.  As always, we thank you for your confidence and support.

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY

 CARD PROMPTLY OR VOTE BY USING THE TOLL FREE

 TELEPHONE NUMBER FOUND ON YOUR PROXY CARD.

To assure your representation at the Meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope.  You also may vote by telephone by following the instructions on the enclosed proxy card.  Whether or not you plan to attend the Meeting in person, please vote your shares; if you attend the Meeting, you may revoke your proxy and vote your shares in person.  For more information or assistance with voting, please call 1-866-707-8588

The Trust’s Board of Trustees has carefully reviewed the proposals and recommends that you vote “FOR” the proposals.

By Order of the Trust,

John Pasco III

  President of the Trust

May 12, 2014

Plainsboro Funds

Plainsboro China Fund

8730 Stony Point Parkway, Suite 205,

Richmond, VA 23235

609.356.9922

 ____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 16, 2014

____________

Introduction

The Plainsboro Funds (the “Trust”) has called a special meeting (the “Meeting”) of the shareholders of the Plainsboro China Fund (the “Fund”), a series portfolio of the Trust, in order to seek shareholder approval of two proposals relating to the Fund.  The Meeting will be held at the offices of the Fund’s fund accounting and transfer agent, Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 441471at 1:00 p.m., Eastern Time, on Friday, May 16, 2014.  This Proxy Statement and form of proxy are being mailed to shareholders of record on or about May 12, 2014.  If you expect to attend the Meeting in person, please call the Trust at 1-866-707-8588 to inform them of your intentions.

Items for Consideration

The Meeting has been called by the Board of Trustees (the “Board”) of the Trust for the following purposes:

1.

To approve an investment advisory agreement with respect to the Fund between Plainsboro Global Capital Inc. and the Trust.

2.

To elect four Trustees to the Trust.

3.

To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on May 9, 2014 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

At your request, the Trust will send you a free copy of the most recent audited annual report for the Fund, and the most recent subsequent semi-annual report, if any.  At your request, the Trust will send you a free copy of the Fund’s current prospectus and statement of additional information.  Please call the Trust at 1-866-707-8588  or write to the Fund, at Plainsboro China Fund, c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 to request an annual and/or semi-annual report, a prospectus, a statement of additional information or with any questions you may have relating to the Proxy Statement.

PROPOSAL 1:

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

The Change in Control of the Adviser

Plainsboro Global Capital Inc. (“PGC”) has served as investment adviser to the Plainsboro China Fund (“Fund”) since its inception in October 2011.  Prior to May 7, 2014, PGC was 100% owned and controlled by Mr. Yang Xiang, the portfolio manager to the Fund, and his wife.  Following a transaction occurring on May 7, 2014 (the “Transaction”), the ownership structure of PGC changed so that Mr. Xiang no longer owns any portion of PGC and PGC is owned individually by China Asset Management Holdings, LLC (“CAMH”).  CAMH is currently owned by Mr. Lionel Jiang, Mr. John Lively, Mr. Kyle Bubeck, Mr. Julian Winters, and Ms. Cynthia Baughman.  The Transaction closed and became effective as May 7, 2014 (the “Closing”).  Pursuant to the terms of the Transaction, CAMH would pay, subject to certain conditions, Mr. Xiang up to $180,000.   The Transaction may be considered to have caused a change in control of PGC under the Investment Company Act of 1940 (the "1940 Act"), resulting in the assignment, and automatic termination, of the agreement between PGC, the investment adviser to the Fund, and the Trust (the "Prior Agreement"). Section 15(a)(4) of the 1940 Act requires the automatic termination of an advisory contract when it is assigned. As a result, shareholders of the Fund are being asked to approve a new investment advisory agreement between PGC and the Trust (the "New Agreement") so that PGC’s management of the Fund may continue without any interruption.

The Transaction will not result in any changes to the organization or structure of the Fund other than as described in this proxy statement. You will still own the same number of shares in the Fund. After the Closing, if the New Agreement is approved, PGC will continue to serve as the Fund's investment adviser and none of the Fund’s service providers will change.  However, in connection with the Transaction, the Fund’s portfolio manager has changed.  Mr. Lionel Jiang, CFA was appointed the portfolio manager of the Fund on May 6, 2014.  His biography is attached hereto as Appendix C.

The Prior Agreement

The Prior Agreement for the Fund, dated August 30, 2011, was initially approved by the Board for a term of two years on August 30, 2011.  The Prior Agreement was approved on October 7, 2011, by the by the Fund's initial shareholder in conjunction with the Fund’s organization and before the Fund commenced investment operations.  The Prior Agreement was continued by the Board for a one-year term at its in-person meeting held on August 19, 2013.  During the most recent fiscal year ended August 31, 2013, PGC earned $11,221 in advisory fees pursuant to the Prior Agreement and it also earned $3,366 for services provided pursuant to the Services Agreement as described below – total advisory and service fees earned by PGC for the fiscal year ended August 31, 2013 was $14,587.

The Interim Agreement

At its May 6, 2014 special meeting, the Board, including by separate vote of a majority of the Independent Trustees, reviewed and approved an interim agreement between PGC and the Trust on behalf of the Fund (the "Interim Agreement"). The Interim Agreement took effect upon the Closing of the Transaction on May 7, 2014 because the New Agreement for the Fund had not been approved by its shareholders prior to the Closing and will continue in effect for a term ending on the earlier of 150 days from the Closing or when shareholders of the Fund approve the New Agreement.

The terms of the Interim Agreement are substantially the same as those of the Prior Agreement, except for certain provisions that are required by law and except that the date of the Interim Agreement is made current. The provisions required by law include a requirement that fees payable under the Interim Agreement be paid into an escrow account. If the Fund's shareholders approve the New Agreement by the end of the 150-day period, the compensation (plus interest) payable under the Interim Agreement will be paid to PGC, but if the New Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to PGC.

The Terms of the Prior Agreement and the New Agreement

Additionally, at its May 6, 2014 meeting, the Board, including by separate vote of a majority of the Independent Trustees, reviewed and approved the New Agreement between PGC and the Trust, subject to shareholder approval.  The New Agreement will become effective upon its approval by Fund shareholders.  The New Agreement is identical to the Prior Agreement, except with respect to the date.  Set forth below is a summary of all material terms of the New Agreement. The form of the New Agreement is included as Appendix A.  The summary of all material terms of the New Agreement below is qualified in its entirety by reference to the form of New Agreement included as Appendix A.

The advisory fee rate under the Prior Agreement and the New Agreement is the same. The annualized advisory fee rate paid to PGC by the Fund will remain at 1.00% of the Fund’s average daily net assets.

The New Agreement would require PGC to provide the same services as it provided under the Prior Agreement. PGC shall, subject to the supervision of the Board, provide or arrange to be provided to the Fund such investment advice as it, in its discretion, deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  PGC will determine or arrange for others to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish.

The New Agreement has the same duration and termination provisions as the Prior Agreement. The New Agreement will have an initial term of two years from its effective date and will continue from year to year so long as its renewal is specifically approved by (a) a majority of the Trustees who are not parties to the New Agreement and who are not "interested persons" (as defined in the 1940 Act) of any party to the New Agreement, cast in person at a meeting called for the purpose of voting on such approval and a majority vote of the Trustees or (b) by vote of a majority of the voting securities of the Fund. It may be terminated by the Trust, without the payment of any penalty, by a vote of the Board or with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund. It may also be terminated at any time upon 60 days' notice without the payment of any penalty by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by PGC.  The New Agreement will terminate automatically in the event of its assignment.

The New Agreement subjects PGC to the same standard of care and liability to which it was subject under the Prior Agreement.

If the Fund’s shareholders approve the New Agreement, it is expected that the New Agreement would become effective on May 16, 2014.

Information Concerning PGC

PGC was established as a New Jersey corporation in 2010.  Its address is as of May 7, 2014 is 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235.  The names, addresses, and principal occupation of the principal executive officers of PGC as of the date of this proxy statement are set forth below.

Name and Address	Principal Occupation
John H. Lively 8730 Stony Point Parkway, Suite 205 Richmond, VA 23235	President of the Adviser; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present.
Julian G. Winters 8730 Stony Point Parkway, Suite 205 Richmond, VA 23235	Vice President; Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.
Cynthia D. Baughman 8730 Stony Point Parkway, Suite 205 Richmond, VA 23235	Vice President; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), July 2011 to present.
Kyle Bubeck 8730 Stony Point Parkway, Suite 205 Richmond, VA 23235
Lionel Jiang 8730 Stony Point Parkway, Suite 205 Richmond, VA 23235

The Services Agreement

Under a Services Agreement, PGC receives an additional fee of 0.30% for providing certain services to the Fund such as record-keeping, statistical and research data, services of a Chief Compliance Officer, executive and administrative services, among other things.

At its special meeting on May 6, 2014, the Board also approved a new Services Agreement with PGC to take effect following the Transaction.  Shareholder approval of this Agreement is not required and you are not being asked to vote on it.  By approving the New Agreement, you effectively will be approving the continuation of the services provided pursuant to the Services Agreement.

During the most recent fiscal year ended August 31, 2014, PGC earned $3,366 for services provided pursuant to the Services Agreement and it also earned $11,221 in advisory fees pursuant to the Prior Agreement as described above – total advisory and service fees earned by PGC for the fiscal year ended August 31, 2014 was $14,587.

Board Considerations in Approving the New Agreement

At an in-person meeting held on May 6, 2014, the Board considered the approval of the New Agreement between the Trust and PGC on behalf of the Fund.  PGC provided written information to the Board to assist the Board in its considerations.

In approving the New Agreement, the Board considered and evaluated the following factors: (i) the nature, extent and quality of the services provided by the PGC to the Fund;  (ii) the investment performance of the Fund historically; (iii) the cost of the services to be provided and the profits to be realized by PGC from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders; and (v) PGC’s practices regarding possible conflicts of interest. In deciding whether to approve the agreement, the Trustees considered numerous factors, including:

(1)

The nature, extent, and quality of the services to be provided by the Adviser.

In this regard, the Board considered the responsibilities that PGC would have under the Advisory Agreement. The Board reviewed the services to be provided by the Adviser to the Fund including, without limitation: the anticipated process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; its anticipated coordination of services for the Fund among the Fund’s service providers, and the anticipated efforts to promote the Fund, grow its assets, and assist in the distribution of Fund shares, as well as PGC’s strategic objectives for the Fund.  The Board also considered PGC’s personnel, and anticipated method of operating; the education and experience of the Adviser’s personnel; and the Adviser’s compliance program, policies, and procedures.  After reviewing the foregoing and further information from PGC (e.g., the Adviser’s compliance program), the Board concluded that the quality, extent, and nature of the services to be provided by the Adviser were satisfactory and adequate for the Fund.

(2)

Investment Performance of the Fund and the Adviser.

The Board noted that while the Fund had an operational history, PGC under its new ownership was effectively new operation and, as a result, it did not have an operational history in which it utilized an investment strategy comparable to that utilized by the Fund.  The Trustees, however, considered that PGC under its new ownership has not managed a mutual fund.  Nonetheless, the Trustees considered the skill sets of the new portfolio manager and determined that they were adequate to continue implementing the Fund’s strategy.

(3)

The costs of the services to be provided and the profits to be realized by the Adviser from the relationship with the Fund.

In considering the costs of the services to be provided and profits to be realized by PGC, the Trustees noted that PGC under its new ownership did not have an operational history.  However, the Trustees noted the level of commitment to the Fund by the principals of CAMH, the parent company of PGC, including the letter of financial support from one of the principals of CAMH; the expected asset levels of the Fund; and the projected overall expenses of the Fund.   The Trustees considered the fees and expenses of the Fund and those of funds expected to be in the same category as the Fund.  It was noted that the management fee for the Fund was very comparable to others in its category.  Following this analysis and upon further consideration of the foregoing, the Board concluded that the fees to be paid to PGC by the Fund were fair and reasonable.

(4)

The extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.

The Trustees next considered the impact of economies of scale on the Fund's size and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors. The Trustees considered that while the management fee would remain the same at all asset levels, the Fund's shareholders would experience benefits from the fact that PGC was obligated to pay certain of the Fund's operating expenses which had the effect of limiting the overall fees paid by the Fund. In light of its ongoing consideration of the Fund's asset levels, expectations for growth in the Fund, and fee levels, the Board determined that the Fund's fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services to be provided by PGC.

(5)

Possible conflicts of interest and benefits derived by the Adviser and Benefits to the Adviser.

In considering the PGC’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory and compliance personnel assigned to the Fund; the basis for soft dollar payments with broker/dealers; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of PGC’s code of ethics. The Trustees noted that the Fund would be the only client of PGC.  The Trustees also noted that the principals of the CAMH would be engaged in activities in addition to the operations of PGC, and the Trustees considered PGC’s general approach to disclosure of such conflicts.  The Trustees noted and accepted PGC’s representation that it does not realize any benefits from advising the Fund other than the direct benefit of being compensated by the Fund for serving as its investment adviser.  Based on the foregoing, the Board determined that PGC’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

The Board then reflected on information reviewed at its special meeting held on May 6, 2014 and its discussion with representatives of PGC.  The Independent Trustees also met in executive session to discuss the New Agreement.  Based on its evaluation of the information and the conclusions with respect thereto at the May 6, 2014 meeting, the Board unanimously concluded that: (a) the terms of the New Agreement were fair and reasonable; (b) the approval of the New Agreement would be in the best interests of the shareholders and the Fund; and (c) it would recommend the approval of the New Agreement to shareholders. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

Section 15(f) of the 1940 Act

The Transaction involves the sale of the interest in PGC held by Mr. Xiang and his wife.  PGC intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an "unfair burden" may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).  The Board has not been advised by PGC of any circumstances arising from the Transaction that might result in the imposition of an "unfair burden" on the Fund. Moreover, PGC has agreed that, for two years after the consummation of the Transaction, it will use reasonable best efforts to refrain from imposing, or agreeing to impose, any unfair burden on the Fund.

Second, during the three-year period after the Transaction, at least 75% of the members of the investment company's board of trustees cannot be "interested persons" (as defined in the 1940 Act) of the investment adviser or its predecessor.  During the special meeting of the Board held on May 6, 2014, Mr. Yang Xiang, an Interested Trustee, resigned from the Board.  The two interested Trustees also resigned from the Board on May 6, 2014 after appointing three Independent Trustees and one Interested Trustee to the Board pending approval by shareholders (see Proposal 2).  Accordingly, 75% of the Trustees would be classified as Independent Trustees.  The Trust will use its reasonable best efforts to ensure that at all times at least 75% of the Trustees are not "interested persons" (as defined in the 1940 Act) for the three-year period after the completion of the Transaction.

Quorum and Required Vote

Approval of the Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. All shareholders of the Fund will vote together on the Proposal.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE

“FOR”

FOR THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT IN THIS PROPOSAL 1.

PROPOSAL 2: ELECTION OF TRUSTEES

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that shareholders elect a fund’s trustees under certain circumstances.  As a general matter, a board of trustees may fill vacancies as long as, after the board fills the vacancy, at least two-thirds of the trustees have been elected by shareholders.  Currently there are three Trustees all of whom have previously been elected by shareholders.  Once Mr. Xiang determined to sell his complete ownership interest in PGC and pursue another business venture, the two Trustees considered whether they would wish to remain on the Board of Trustees and determined that it would be appropriate to step down.  The Independent Trustees discussed and considered the objectives of the new owners of PGC, including the idea that at some point in the future PGC may seek to reorganize the Fund to become part of another mutual fund complex, utilize other services providers such as the Commonwealth Companies of Richmond, Virginia and that future meetings of the Fund may likely take place outside of the local New Jersey area.  Based on these considerations, the Independent Trustees determined that it would be appropriate to nominate new Independent Trustees

At the Board meeting held on May 6, 2014, the current Trustees of the Trust who are not “interested persons” (“Independent Trustees”) nominated a new slate of Trustees – four nominees – listed below to serve on the Board of the Trust.  As none of the nominees will have been appointed by shareholders of the Trust, the Board of Trustees needs to seek shareholder vote for their approval.  The resignation of the current Trustees will be effective immediately upon shareholders of the Fund electing the nominees and such nominees will immediately become the new Trustees of the Trust.

The Nominees are:  David J. Urban, Mary Lou H. Ivey, Theo H. Pitt, Jr., and John Pasco III.  Three of the Nominees are not “interested persons” of the Trust as that term is defined in the 1940 Act (each referred to as an “Independent Nominee” or “Independent Trustee”).  Mr. Pasco will be considered an “interested person” (referred to as an “Interested Nominee” or “Interested Trustee”).  Each of the Independent Nominees and the Interested Nominee was nominated by the Trust’s current Board members who are not “interested persons.”  The shareholders of the Fund are being asked to vote for the election of the Nominees at this Special Meeting.  If elected, the Nominees will comprise the entire Board of the Trust, and each of them will hold office until the appointment and/or election and qualification of his or her successor, if any, or until he or she sooner dies, resigns, retires or is removed.

Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills.  Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

David J. Urban.  Mr. Urban has been a Professor of Education since 1989.   His strategic planning, organizational and leadership skills help the Board set long-term goals.

Mary Lou H. Ivey.  Ms. Ivey has over 10 years of business experience as a practicing tax accountant and, as such, brings tax, budgeting and financial reporting skills to the Board.

Theo H. Pitt.  Mr. Pitt has experience as an investor, including his role as trustee of several other investment companies and business experience as Senior Partner of a financial consulting company, as a partner of a real estate partnership and as an Account Administrator for a money management firm.

John Pasco III.  Mr. Pasco serves as President, Treasurer and Director of the a mutual fund administrator and also serves as a member of 3 other mutual fund boards outside of the Trust.  Mr. Pasco has over 30 years of experience in the mutual fund industry, including several years on staff with the Securities and Exchange Commission.  With experience from these positions, he is able to provide the Board with knowledge and insight related to fund administration.

Independent Nominees

NAME, ADDRESS AND AGE*	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
David J. Urban Age: 58	Trustee	Indefinite, Since May 2014	Dean, Jones College of Business, Middle Tennessee State University since June 2013; Virginia Commonwealth University, Professor of Education from 1989 to 2013.	1	None
Mary Lou H. Ivey Age: 55	Trustee	Indefinite, Since May 2014	Accountant, Harris, Hardy & Johnstone, P.C., accounting firm, since 2008; Accountant, Wildes, Stevens & Brackens & Co., accounting firm, from 2007 to 2008; Accountant, Martin, Dolan & Holton, Ltd., accounting firm, from1997 to 2007.	1	None
Theo H. Pitt, Jr. Age: 77	Trustee	Indefinite; Since May 2014	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 and Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) 2003 to 2008.	1

Independent Trustee of Gardner Lewis Investment Trust for the two series of that trust; Hanna Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; DGHM Investment Trust for the two series of that Trust; World Funds Trust for the seven series of that Trust; and Starboard Investment Trust for the18 series of that trust; (all registered investment companies).

*The address of each trustee is c/o Plainsboro China Fund, 8730 Stony Point Parkway, Suite 210, Richmond, Virginia 23235.

Interested Nominee

NAME, ADDRESS AND AGE*	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
John Pasco III** Age: 68	Trustee, President and Chairman of the Board	Indefinite; Since May 2014

President, Treasurer and Director of Commonwealth Shareholder Services, Inc., a mutual fund administrator; President and Director of First Dominion Capital Corp., the a mutual fund distributor; President and Director of Commonwealth Fund Services, Inc, a mutual fund transfer agent; President and Director of Commonwealth Fund Accounting, Inc., which provides bookkeeping services to mutual funds; Chairman, Trustee and President of World Insurance  Trust, a registered investment company, from May, 2002 to December 2009; and Chairman, Director and President of The World Funds, Inc., a registered investment company, since 1997. Mr. Pasco is a certified public accountant.

				1	The World Funds, Inc.; American Growth Fund, Inc.; World Funds Trust

*The address of each trustee is c/o Plainsboro China Fund, 8730 Stony Point Parkway, Suite 210, Richmond, Virginia 23235.

** Mr. Pasco is considered an “interested nominee” due to his ownership interest certain of the potential service providers to the Trust in the future, which could be viewed as having a material business relationship.

Each of the Nominees has agreed to serve as a Trustee if elected.  If elected, each Trustee will serve until he resigns, retires or is removed from the Board as provided in the Trust’s governing documents.

The Board of Trustees oversees the Trust and certain aspects of the services of the investment adviser and the Fund’s other service providers.

The Board of Trustees has established an Audit Committee, Nominating and Corporate Governance Committee and Valuation Committee.

Audit Committee.  The Board of Trustees will have an Audit Committee, which is comprised of the independent members of the Board of Trustees, David J. Urban, Mary Lou H. Ivey and Theo H. Pitt, Jr.  The Audit Committee will be responsible for (i) overseeing and monitoring the Trust's internal accounting and control structure, its auditing function and its financial reporting process, (ii) selecting and recommending to the full Board of Trustees the appointment of auditors for the Trust, (iii) reviewing audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviewing the qualifications of the auditor's key personnel involved in the foregoing activities and (v) monitoring the auditor's independence.  During the past year, the Committee met four times.

Nominating and Corporate Governance Committee.  The Board of Trustees will have a Nominating and Corporate Governance Committee, which will be comprised of the independent members of the Board of Trustees, David J. Urban, Mary Lou H. Ivey and Theo H. Pitt, Jr.  The Nominating and Corporate Governance Committee’s purposes, duties and powers are set forth in its written charter, which are described in Appendix C - the charter also describes the process by which shareholders of the Trust may make nominations.

Valuation Committee.  The Board of Trustees will have a Valuation Committee, which will be comprised of at least two (2) of the Board’s Independent Trustees.  The Valuation Committee will be, as needed, in the event that the Fund holds any securities that are subject to valuation and it will review the fair valuation of such securities on an as needed basis.

The Chairman of the Board of Trustees is John Pasco.  The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board’s role with respect to risk oversight specifically.  The Trust does not have a lead independent trustee.  The Trust has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustees’ current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.

Risk Oversight.  Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the Fund’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment advisers, administrator, transfer agent and the independent registered public accounting firm, to discuss the activities of the Fund; (5) engaging the services of the Chief Compliance Officer of the Fund to monitor and test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment advisers and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Nominee Interest in the Fund

The following table shows the dollar amount range of each Nominee’s beneficial ownership of the Fund as of April 30, 2014 and stated as one of the following ranges:  A = None; B = $1 - $10,000; C = $10,001 - $50,000; D = $50,001 - $100,000; and E = over $100,000.

Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares (All Funds)
Independent Trustees
David J. Urban	A	A
Mary Lou H. Ivey	A	A
Theo H. Pitt, Jr.	A	A
Interested Trustee
John Pasco III	A	A

Trustee Compensation.  The Trustees of the Fund who are interested persons of the Trust receive no remuneration from the Fund.  Each of the other Trustees will receive an annual retainer of $800 and a fee of $250 per meeting attended and will be reimbursed for the expenses of attending meetings.

Set forth below is the compensation received from the Trust for the fiscal year ended August 31, 2013.

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust
Jiyang Shen*	$2,150	$0	$0	$2,150
Hsien Chung E. Yang*	$2,150	$0	$0	$2,150
David J. Urban**	$0	$0	$0	$0
Mary Lou H. Ivey**	$0	$0	$0	$0
Theo H. Pitt, Jr.**	$0	$0	$0	$0

*  It is anticipated that Messrs. Shen, Yang and Xiang will resign as Trustees to the Trust effective as of the date of the shareholder meeting (May 16, 2014).

** It is anticipated that Messrs. Urban and Pitt and Ms. Ivey will become Trustees to the Trust effective as of the date of the shareholder meeting (May 16, 2014).

.

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust
John Pasco III*	$0	$0	$0	$0
Mr. Yang Xiang**	$0	$0	$0	$0

* It is anticipated that Mr. Pasco will become a Trustees to the Trust effective as of the date of the shareholder meeting (May 16, 2014).

*  It is anticipated that Messrs. Shen, Yang and Xiang will resign as Trustees to the Trust effective as of the date of the shareholder meeting (May 16, 2014).

As of April 30, 2014, the Nominees and officers of the Trust (other than Mr. Xiang) as a group owned less than 1% of the outstanding shares of the Fund.  Mr. Xiang owned more than 95% of the Fund’s outstanding shares.

The following table provides information regarding the Officers of the Trust. With Mr. Xiang’s departure from PGC, the Board of Trustees at its May 6, 2014 meeting elected new officers to the Trust. Prior to the meeting, Mr. Xiang held the positions of Trustee, President, Chairman of the Board, Secretary, Treasurer and Chief Compliance Officer.

Officers

NAME, ADDRESS AND AGE*	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
John Pasco III** Age: 68	President	Indefinite; Since May 2014

President, Treasurer and Director of Commonwealth Shareholder Services, Inc., a mutual fund administrator; President and Director of First Dominion Capital Corp., the a mutual fund distributor; President and Director of Commonwealth Fund Services, Inc, a mutual fund transfer agent; President and Director of Commonwealth Fund Accounting, Inc., which provides bookkeeping services to mutual funds; Chairman, Trustee and President of World Insurance  Trust, a registered investment company, from May, 2002 to December 2009; and Chairman, Director and President of The World Funds, Inc., a registered investment company, since 1997. Mr. Pasco is a certified public accountant.

				1	The World Funds, Inc.; American Growth Fund, Inc.; World Funds Trust
Karen M. Shupe Age: 49	Treasurer	Indefinite, Since May 2014	Managing Director of Fund Operations, Commonwealth Companies (mutual fund administrator), since 2003.	N/A	N/A
David Bogaert Age: 50	Vice President	Indefinite, Since May 2014

Managing Director of Business Development, Commonwealth Companies (mutual fund administrator), October 2013 – present; Senior Vice President of Business Development and other positions for Huntington Asset Services, Inc. from 1986 to 2013.

				N/A	N/A
John H. Lively Age: 45	Secretary	Indefinite, Since May 2014	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present: Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010.	N/A	N/A
Cynthia D. Baughman Age: 45	Assistant Secretary	Indefinite, Since May 2014

Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), July 2011 to present; Associate, Investment Law Group, LLP (law firm) (May 2009 – June 2011); Associate, Dechert, LLP (law firm) (Oct. 1999 – Feb. 2009).

				N/A	N/A
Lauren Jones Age: 31	Assistant Secretary	Indefinite, Since May 2014	Relationship Manager, Commonwealth Shareholder Services, Inc., since 2006.	N/A	N/A
Julian G. Winters Age: 45	Chief Compliance Officer	Indefinite, Since May 2014	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	N/A	N/A

*The address of each officer is c/o Plainsboro China Fund, 8730 Stony Point Parkway, Suite 210, Richmond, Virginia 23235.

Quorum and Required Vote.  Pursuant to the Trust’s Declaration of Trust and By-Laws, one-third of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.  Approval of Proposal 2 requires, when a quorum is present, the affirmative vote of a plurality of the voting power of the shares entitled to vote at the Meeting in person or by proxy.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE

“FOR”

THE NOMINEES FOR TRUSTEE NAMED IN THIS PROPOSAL 2.

ADDITIONAL INFORMATION

OTHER SERVICE PROVIDERS

Fund Accounting and Transfer Agency.  Mutual Shareholder Services, LLC. (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, acts as the Fund's transfer agent. MSS maintains the records of the shareholders' accounts, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Adviser of $11.50 per shareholder (direct shareholders) or $8.00 per shareholder (fundserv accounts) (subject to a minimum monthly fee of $775) for these transfer agency services.

In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from PGC based on the average value of the Fund. These fees are: from $0 to $25 million in assets the annual fee is $22,200, from $25 million to $50 million in assets the annual fee is $31,700, from $50 million to $75 million in assets the annual fee is $37,450, from $75 million to $100 million in assets the annual fee is $43,200, from $100 million to $125 million in assets the annual fee is $48,950, from $125 million to $150 million in assets the annual fee is $54,700, from $150 million to $200 million in assets the annual fee is $60,450, from $200 million to $300 million in assets the annual fee is $60,450 plus .01% on assets greater than $200 million and above $300 in assets the annual fee is $70,450 plus .005% on assets greater than $300 million.  While the Fund has assets of less than $3 million, the Fund will receive a discount of $312.50 per month.

Custodian.  Fifth Third Bank, located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263 acts as Fund custodian.  It holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties as directed by the Adviser.  The Custodian has no supervisory function over management of the Fund.

COMMISSIONS PAID TO AFFILIATED BROKERS

During the Fund's most recently completed fiscal year ended August 31, 2013, the Fund did not pay any commissions to any affiliated brokers.

PAYMENT OF PROXY EXPENSES

CAMH will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. The Fund will not incur any of these expenses.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of the Fund. On that date, the Trustees and officers of the Fund (other than Mr. Xiang), together as a group, beneficially owned less than 1% of the Fund's outstanding shares.  Mr. Xiang owned greater than 95% of the shares of the Fund.

Name and Address	Number of Shares Owned	Percentage Held

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

ANNUAL AND SEMI-ANNUAL REPORT TO SHAREHOLDERS

For a free copy of the Fund's annual report for the fiscal year ended August 31, 2013, shareholders of the Fund may call 1-866-707-8588 or write to the Fund c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is organized as a Delaware statutory trust.  The Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement.  Submission of a proposal does not necessarily mean that such proposal will be included in the Fund's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

VOTING INFORMATION

Voting by Proxy

The simplest and quickest way for you to vote is to complete, sign and date the enclosed proxy card and mail it back to the Trust in the envelope provided.  The Trust urges you to fill out and return your proxy card even if you plan to attend the Meeting.  Returning your proxy card will not affect your right to attend the Meeting and vote.

The Trust has named Gregory Getts and Umberto Anastasi as proxies, and their names appear on your proxy card(s).  By signing your proxy card and returning it, you are appointing those persons to vote for you at the Meeting.  If you properly fill in your proxy card and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed.  If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on the proposal as recommended by the Trust’s Board of Trustees.

If an additional matter is presented for vote at the Meeting, one of the appointed proxies will vote in accordance with his/her best judgment.  At the time this Proxy Statement was printed, the Trust was not aware of any other matter that needed to be acted upon at the Meeting other than the proposal discussed in this Proxy Statement.

If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised.  You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Meeting, at the following address: Plainsboro China Fund c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, or by attending the Meeting and voting in person.

Voting in Person

If you attend the meeting and wish to vote in person, you will be given a ballot when you arrive.  If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Meeting.  If you attend the Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Voting Securities and Required Vote

As of the Record Date, there were ____________ shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on the Proposal.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

The holders of one-third of the Outstanding Shares entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the Shareholders for the transaction of business.  Proposal 1 requires the affirmative vote of the holders of a “majority of the outstanding voting shares,” as that term is defined in the 1940 Act.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.  Proposal 2 requires, when a quorum is present, the affirmative vote of a plurality of the voting power of the shares entitled to vote at the Special Meeting in person or by proxy.

Broker “non-votes” (that is, shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the broker or nominee does not have discretionary power to vote on a particular matter) will be counted for purposes of determining the presence of a quorum.  If you mark “abstain” on your proxy card with respect to a Proposal, your vote will have the effect of a “no” vote for purposes of obtaining the requisite approval of the Proposal.  Broker “non-votes” will also have the effect of a “no” vote for purposes of obtaining the requisite approval of a Proposal.

Householding

As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements the Trust sends.  If you would like to receive an additional copy, please contact the Fund by calling 1-866-707-8588 or write to the Plainsboro China Fund c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.  The Trust will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed.  Shareholders wishing to receive separate copies of the Trust's reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

It should be noted that the Adviser will solicit shareholders to seek a waiver of the notification of shareholder meeting provisions of the Trust’s Declaration of Trust and By-Laws.  If such waiver is obtained (a form of which is attached hereto as Appendix B) the meeting will be held on May 16, 2014.  If such waiver is not obtained, the meeting date will be held on May 26, 2014.

INFORMATION ON THE TRUST’S INDEPENDENT ACCOUNTANTS

Selection of Independent Accountants.  The Trust’s Audit Committee, which is comprised of the Independent Trustees, has selected Cowan, Gunteski & Co., P.A. (“Cowan”) as the independent registered public accounting firm to audit and certify the financial statements of the Fund.

Pursuant to the 1940 Act, the Funds’ shareholders are not being asked at this time to ratify the selection of Cowan.  Representatives of Cowan will not be present at the Special Meeting.

Audit Fees.  The aggregate fees billed by Cowan to the Trust with respect to the Fund for the fiscal years ended August 31, 2013 and August 31, 2012 were $8,000 and $12,000, respectively.

Audit-Related Fees.  The aggregate fees billed by Cowan to the Trust with respect to the Fund for the fiscal years ended August 31, 2013 and August 31, 2012 were $0 and $0, respectively.

Tax Fees.  The aggregate fees billed by Cowan to the Trust for the Fund for the fiscal years ended August 31, 2013 and August 31, 2012 were $2,500 and $0, respectively.

For each of the Fund’s two most recently completed fiscal years, no fees were billed by Cowan to the Fund that would be disclosed under the caption “All Other Fees.”

Pre-Approval Policies of the Audit Committee.  The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence.

During the audit of each Fund’s financial statements for their respective most recent fiscal year ends, less than 50% of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Cowan performed no services for the Trust’s investment adviser or any entity controlling, controlled by, or under common control with the investment advisers that provides ongoing services to the Trust.

OTHER BUSINESS

The Board of Trustees of the Trust knows of no business to be brought before the Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Fund and the shareholders of the Fund.

APPENDIX A

INVESTMENT ADVISORY AGREEMENT

TO:

Plainsboro Global Capital Inc.

8730 Stony Point Parkway

Suite 210

Richmond, Virginia 23235

Dear Sirs:

The Plainsboro Funds (the “Trust”) herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an open-end management investment company.  You have been selected to act as the sole investment manager of the Plainsboro China Fund (the “Fund”) and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth.  Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

ADVISORY SERVICES

Subject to the supervision of the Board of Trustees of the Trust, you will provide or arrange to be provided to the Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  You will determine or arrange for others to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish.

ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation of any persons rendering any services to the Trust who are directors, officers, employees, members or stockholders of your corporation or limited liability company and will make available, the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.  The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees, members or stockholders of your corporation or limited liability company will be paid by the Fund.

You will pay all operating expenses of the Fund, including without limitation the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator (excluding fees and expenses payable to you under this Agreement and the Services Agreement), accounting and pricing services agent  of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; and all other operating expenses not specifically assumed by the Fund.  For purposes of this Agreement, “operating expenses” shall not include advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares (including expenses that the Fund is authorized to pay pursuant to Rule 12b-1 under the Act, if any).

The Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees, fees and expenses of acquire funds, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.

You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

COMPENSATION OF THE ADVISER

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at an annual rate of 1.00% of the average value of the daily net assets of the Fund.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required.  If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day.  If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board of Trustees from time to time.  You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage.  In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.  In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion.  You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing the Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer.  The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion.  The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information.  The Board of Trustees shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

Subject to the provisions of the Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund’s portfolio transactions, including transactions effected through others.  If any occasion should arise in which you give any advice to your clients concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund.

PROXY VOTING

 You will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time.  Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy.  You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement.

CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

SERVICES NOT EXCLUSIVE/USE OF NAME

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Fund.

 The Trust and you acknowledge that all rights to the name “Plainsboro China Fund” or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name.  In the event you cease to be the adviser to the Fund, the Trust’s right to the use of the name “Plainsboro China Fund” shall automatically cease on the ninetieth day following the termination of this Agreement.  You may also withdraw the right to the name during the term of this Agreement upon ninety (90) days’ written notice by you to the Trust.  Nothing contained herein shall impair or diminish in any respect, your right to use the name “Plainsboro China Fund” in the name of, or in connection with, any other business enterprises with which you are or may become associated.  There is no charge to the Trust for the right to use this name.

LIMITATION OF LIABILITY OF ADVISER

You may rely on information reasonably believed by you to be accurate and reliable.  Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, members, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member, or agent of you, or one under your control or direction, even though paid by you.

DURATION AND TERMINATION OF THIS AGREEMENT

The term of this Agreement shall begin on the date of execution and shall continue in effect for a period of two years.  This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of the Fund or by vote of the Trust’s Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.  If a Fund is added after the date of this Agreement, this Agreement shall become effective with respect to that Fund upon execution and shall continue in effect for a period of two years from the date thereof and from year to year thereafter, subject to approval as described above.

This Agreement may, on sixty (60) days' written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by you.  This Agreement shall automatically terminate in the event of its assignment

AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “Plainsboro Funds” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended.  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of the applicable Fund), as provided in the Agreement and Declaration of Trust.  The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the applicable Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of applicable Fund) as provided in its Agreement and Declaration of Trust.  A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of Delaware.

SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

BOOKS AND RECORDS

 In compliance with the requirements of Rule 31a-3 under the Act, you agree that all records that you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust’s request.  You further agree to preserve for the periods prescribed by Rule 31a-2 under the Act all records which you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

QUESTIONS OF INTERPRETATION

(a)

This Agreement shall be governed by the laws of the State of Delaware.

(b)

For the purpose of this Agreement, the terms “assignment,” “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c)

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff.  In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.  Until further notice to the other party, it is agreed that the address of the Trust is 4 Windmill Court, Plainsboro, New Jersey 08536 and the address of the Adviser is 4 Windmill Court, Plainsboro, New Jersey 08536.

COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law.  In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.  You agree that, consistent with your Code of Ethics, neither you nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about the Fund's portfolio holdings.

BINDING EFFECT

Each of the undersigned expressly warrants and represents that he or she has the full power and authority to sign this Agreement on behalf of the party indicated, and that his or her signature will operate to bind the party indicated to the foregoing terms.

CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

Plainsboro Funds

Dated: as ______, 2014

By:

Print Name:

Title:

ACCEPTANCE:

The foregoing Agreement is hereby accepted.

Plainsboro Global Capital Inc

Dated: as of _____, 2014

By:

Print Name:

Title:

APPENDIX B

Pursuant to Article IV (Meetings of Shareholders), Section 1 of the Trust’s By-Laws, the below shareholder, has agreed to a waiver of notice of shareholder meeting for the Trust.

_________________

APPENDIX C

Lionel Jiang, CFA previously worked at Ahren Financial Systems as a portfolio analyst from 1998 – 1999; at GE Capital ERC as a risk analyst from 1999 – 2000; at Goldblatt Tool Company, LLC (construction hand tools) as owner from 2006 – 2013; and at Royal Blue Capital as managing director, mergers and acquisitions consulting from 2010 – 2013.  Mr. Jiang currently holds ownership interests in the following: KC Tools, LLC (since 2000) (hard goods, building materials); XP Biotics, LLC (since 2011) (probiotics for animal and agricultural distribution); and Kyrin Global Partners, LLC (since 2011) (business development consulting).   Mr. Jiang graduated with an MBA from the University of Missouri, Kansas City in 1999.

PROXY CARD

Plainsboro Funds

Proxy for a meeting of shareholders to be held on May 16, 2014

The undersigned hereby appoints GregoryGetts and Umberto Anastasi as Proxies of the undersigned, with full power of substitution, and hereby authorizes them to vote on behalf of the undersigned all shares of the Fund(s) listed on the following page that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of the Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 Fund(s) at 1:00 p.m., Eastern Time, on May 16, 2014 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

PLAINSBORO FUNDS

PROXY

Proposal 1:	To approve an investment advisory agreement with respect to the Plainsboro China Fund between Plainsboro Global Capital Inc. and the Trust. [ ] YES [ ] NO
Proposal 2:	Elect the following persons to serve as Trustees of the Plainsboro Funds.

(1) John Pasco III; (2) Theo H. Pitt, Jr.; (3) David J. Urban; (4) Mary Lou H. Ivey

All Shareholders of All Funds:

For All	For All Except	Withhold All

/ /	/ /	/ /

To withhold authority to vote on any individual nominee(s), please print the number(s) of the nominee(s) on the line above.

PLEASE VOTE TODAY!

Signature	Date	Signature	Date

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with the Trust. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Gregory Getts and Umberto Anastasi, and each of them, proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held May 16, 2014, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted "FOR All" on the sole proposal set forth on this proxy. This proxy is solicited by the Board of Trust which recommends a vote "FOR All" on the proposal.